Third Quarter 2022 Earnings Presentation November 2022

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, any statements regarding our 2022 guidance and our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA, and capital expenditures. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward looking statements. These forward looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward looking statements due to a number of factors including, but not limited to: Accel's ability to successfully integrate its business with the business of Century and realize the full benefits of the Century acquisition; Accel’s ability to operate in existing markets or expand into new jurisdictions; the existing and potential future adverse impact of the COVID-19 pandemic on Accel’s business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as increased interest rates, increased inflation, high fuel rates, recessions, epidemics or other public health issues (including COVID-19 and its variant strains), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other presentations or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted net income, and Net Debt. Adjusted EBITDA is defined as net income plus amortization of intangible assets and route and customer acquisition costs; (gain) loss on change in fair value of contingent earnout shares; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; interest expense; emerging markets; and income tax expense. Adjusted net income is defined as net income plus amortization of intangible assets and route and customer acquisition costs; (gain) loss on change in fair value of contingent earnout shares; stock-based compensation expense; other expenses, net; and tax effect of adjustments. Net Debt is defined as Debt, net of current maturities plus Current maturities of debt less Cash and cash equivalents. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 10 for additional information. 2

Accel at a Glance 1. Calculated as Net Video Gaming Revenue in the period divided by the number of operational days. For the year ended December 31, 2020, there were 217 gaming days. For the year ended December 31, 2021, there were approximately 347 gaming days. 2. Voluntary contract renewal rate for the 3 years ending December 31, 2021 excluding Century. 3. Calculated as of September 30, 2022. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Strong Track Record of Growth Disciplined Stewards of Capital As of September 30, 2022, Accel owned and operated 22,429 terminals across 3,517 locations in Illinois, Montana, and Nevada Average Daily Net Video Gaming Revenue(1) ($ in thousands) Up to 8-year agreements 99% Contract renewal rate(2) Strong backlog of contracted locations waiting to go-live High Quality Service Company in Gaming Vertical Contracted, Recurring Revenue 3 Balance sheet strength Conservative net leverage $309mm of Net Debt(3) Gaming legislation provides significant embedded opportunity for additional growth $353 $458 $658 $882 $1,125 $1,383 $2,030 $2,427 2015 2016 2017 2018 2019 2020 2021 2022 YTD

Recent Highlights • Illinois Q3 2022 same store sales grew 3% compared to Q3 2021 • Expanded Nebraska footprint with two acquisitions of amusement operators: − On August 1, Accel paid $9.5 million to purchase the amusement assets of VVS, Inc. − On September 9, Accel paid $2.8 million to purchase River City Amusement Company • Repurchased $22.5 million of Accel A-1 Common Stock in Q3 2022 4

$26 $43 $38 $33$35 $43 $41 Q1 Q2 Q3 Q4 2021 2022 $147 $202 $193 $192$197 $228 $267 Q1 Q2 Q3 Q4 2021 2022 Accel Quarterly KPIs 1. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Locations (#) Terminals (#) Revenue ($mm) Adjusted EBITDA(1) ($mm) Open Jan 19 - Mar 31 Open Jan 19 - Mar 31 5 2,470 2,527 2,549 2,584 2,565 2,572 2,596 585 586 332 335 3,489 3,517 Q1 Q2 Q3 Q4 2021 IL 2022 IL 2022 MT 2022 NV 12,720 13,177 13,384 13,639 13,663 13,801 14,033 5,742 5,782 2,585 2,614 22,128 22,429 Q1 Q2 Q3 Q4 2021 IL 2022 IL 2022 MT 2022 NV

2022 Results 6 1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 2. Presented as cash spend. 3. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Note: Numbers may not total due to rounding. Variances may not recalculate due to rounding. $ in millions Q3 2021 Q3 2022 % Change YTD 2021 YTD 2022 % Change Locations 2,549 3,517 38% 2,549 3,517 38% Terminals 13,384 22,429 68% 13,384 22,429 68% Revenue $193 $267 38% $542 $692 28% Adj EBITDA(1) $38 $41 9% $106 $119 12% CapEx(2) $8 $20 152% $19 $33 76% Net Debt(3) $148 $309 109% $148 $309 109%

Reaffirm Guidance 7 1. 2022 guidance includes Century’s results as of the acquisition date and assumes the results from Georgia will not be added back to our Adjusted EBITDA during the second half of 2022 because Georgia has operated for more than 24 months and would no longer be an "Emerging Market.” 2. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” Although we provide guidance for Adjusted EBITDA, we are not able to provide guidance for net income, the most directly comparable GAAP measure. Certain elements of the composition of GAAP net income, including stock-based compensation expenses, are difficult to predict and estimate, and are often dependent on future events which may be uncertain or outside of our control. These elements make it impractical for us to provide guidance on net income or to reconcile our Adjusted EBITDA guidance to net income without unreasonable efforts. For the same reason, we are unable to address the probable significance of the unavailable information. 3. Presented as cash spend. $ in millions 2022 Guidance(1) Locations 3,550 – 3,600 Terminals 22,700 – 23,200 Revenue $960 – $990 Adj EBITDA(2) $160 – $165 CapEx(3) $38 – $43

Historical Financial Summary 8 $ in millions 1. Cost of Revenue and Cost of Manufacturing Goods Sold consists of (i) taxes on net video gaming revenue that is payable to the local jurisdiction, (ii) licenses, permits and other fees required for the operation of gaming terminals and other equipment, (iii) location revenue share, which is governed by local governing bodies and location contracts, (iv) ATM and amusement commissions payable to locations, (v) ATM and amusement fees, and (vi) costs associated with the sale of gaming terminals. 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 3. Gain (loss) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation. 4. Gain (loss) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants. Note: Numbers may not total due to rounding. Q3 YTD YoY YoY 2018 2019 2020 2021 2021 2022 Growth 2021 2022 Growth No. of Locations 1,686 2,312 2,435 2,584 2,549 3,517 38% 2,549 3,517 38% No. of Terminals 7,649 10,499 12,247 13,639 13,384 22,429 68% 13,384 22,429 68% Net Gaming Revenue 322 411 301 706 186 256 37% 521 662 27% Other Revenue 13 18 16 29 7 11 55% 21 29 36% Gross Revenues 335 429 316 735 193 267 38% 542 692 28% % YoY Growth 35% 28% (26%) 132% 38% 28% Less: Cost of Revenue (exclusive of amortization and depreciation expense shown below) (1) (217) (282) (211) (494) (130) (188) 45% (364) (476) 31% Gross Profit 118 147 105 241 64 79 25% 178 216 21% % Margin 35% 34% 33% 33% 33% 30% 33% 31% Less: G&A Expenses (54) (69) (77) (111) (28) (40) 42% (79) (104) 32% EBITDA 63 77 28 130 36 40 11% 99 113 13% Adjusted EBITDA (2) 64 80 34 140 38 41 9% 106 119 12% % Margin 19% 19% 11% 19% 19% 15% 20% 17% % YoY Growth 36% 25% (57%) 312% 9% 12% Less: D&A of Property & Equipment (21) (26) (21) (25) (7) (8) (19) (21) Less: Amortization of intangible assets and route and customer acquisition costs (15) (18) (23) (22) (6) (5) (18) (12) EBIT 28 33 (16) 83 23 26 62 80 Less: Other Expenses, net (3) (20) (9) (13) (4) (3) (9) (8) Less: Interest Expense, net (10) (13) (14) (13) (3) (6) (10) (14) Less: Income tax benefit (expense) (4) (5) 17 (15) (4) (5) (12) (17) Less: Gain (loss) on change in fair value of contingent earnout shares (3) -- (10) 8 (10) (1) 10 (7) 19 Less: Gain (loss) on change in fair value of warrants (4) -- (21) 13 -- -- -- -- -- Less: Loss on debt extinguishment -- (1) -- (1) -- -- -- -- Reported Net Income (Loss) 11 (37) (0) 32 11 22 25 61 Adjusted Net Income 23 23 6 71 17 19 54 59 Twelve Months Ended Three Months Ended Nine Months Ended December 31, September 30, September 30,

Accel Balance Sheet 9 Note: Numbers may not total due to rounding. $ in millions December 31, 2021 September 30, 2022 Assets Current Assets: Cash and cash equivalents $199 $212 Other current assets $49 $72 Total current assets $248 $284 Property and equipment, net $152 $207 Route and customer acquisition costs, net $16 $18 Location contracts acquired, net $151 $189 Goodwill $46 $99 Other assets $3 $41 Total assets $616 $838 Liabilities and Stockholders' Equity Current liab ilities: Short term debt and current maturities $18 $23 Accrued state and location gaming expense $15 $21 Other current liabilities $39 $48 Total current liabilities $72 $93 Long-term liab ilities: Long-term debt $324 $498 Contingent earnout share liability $43 $23 Other liabilities $19 $43 Total liabilities $458 $657 Total stockholders' equity $158 $181 Total liabilities and stockholders' equity $616 $838

Non-GAAP to GAAP Reconciliation 10 1. Amortization of intangible assets and route and customer acquisition costs consist of upfront cash payments and future cash payments to third-party sales agents to acquire the location partners that are not connected with a business combination, as well as the amortization of other intangible assets. Accel amortizes the upfront cash payment over the life of the contract, including expected renewals, beginning on the date the location goes live, and recognizes non-cash amortization charges with respect to such items. Future or deferred cash payments, which may occur based on terms of the underlying contract, are generally lower in the aggregate as compared to established practice of providing higher upfront payments, and are also capitalized and amortized over the remaining life of the contract. Future cash payments do not include cash costs associated with renewing customer contracts as Accel does not generally incur significant costs as a result of extension or renewal of an existing contract. Location contracts acquired in a business combination are recorded at fair value as part of the business combination accounting and then amortized as an intangible asset on a straight-line basis over the expected useful life of the contract of 15 years. “Amortization of intangible assets and route and customer acquisition costs” aggregates the non-cash amortization charges relating to upfront route and customer acquisition cost payments and location contracts acquired, as well as the amortization of other intangible assets. 2. Stock-based compensation consists of options, restricted stock units and warrants. 3. (Gain) loss on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation. 4. Other expenses, net consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring expenses relating to lobbying efforts and legal expenses in Pennsylvania and lobbying efforts in Missouri, (iii) non-recurring costs associated with COVID-19 and (iv) other non-recurring expenses. 5. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations. 6. Emerging markets consist of the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first. The Company currently views Nebraska, Iowa and Pennsylvania as its emerging markets. Prior to July 2022, Georgia was considered an emerging market. $ in millions 2018 2019 2020 2021 2021 2022 2021 2022 Reported Net Income (Loss) 11 (37) (0) 32 11 22 25 61 (+) Amortization of intangible assets and route and customer acquisition costs (1) 15 18 23 22 6 5 18 12 (+) Stock Based Comp(2) 0 2 6 6 1 1 5 5 (+) (Gain) loss on change in fair value of contingent earnout shares (3) – 10 (8) 10 1 (10) 7 (19) (+) (Gain) loss on change in fair value of w arrants – 21 (13) – – – – – (+) Other Expenses, net(4) 3 20 9 13 4 3 9 8 (+) Tax effect of adjustments(5) (6) (11) (10) (11) (6) (2) (10) (7) Adjusted Net Income 23 23 6 71 17 19 54 59 (+) D&A of Property & Equipment 21 26 21 25 7 8 19 21 (+) Interest Expense, net 10 13 14 13 3 6 10 14 (+) Emerging Markets(6) – – 1 3 1 0 2 2 (+) Income Tax (Benefit) Expense 10 17 (7) 26 10 7 21 24 (+) Loss on debt extinguishment – 1 – 1 – – – – Adjusted EBITDA 64 80 34 140 38 41 106 119 Twelve Months Ended Three Months Ended Nine Months Ended December 31, September 30, September 30, March 31, June 30, Sep. 30, Dec. 31, March 31, June 30, September 30, 2021 2021 2021 2021 2022 2022 2022 Reported Net Income 2 12 11 7 16 22 22 (+) Amortization of intangible assets and route and customer acquisition costs (1) 6 6 6 4 4 4 5 (+) Stock Based Comp (2) 2 2 1 2 2 2 1 (+) (Gain) loss on change in fair value of contingent earnout shares (3) 3 3 1 3 (3) (6) (10) (+) Other Expenses, net (4) 2 3 4 4 3 2 3 (+) D&A of Property & Equipment 6 6 7 6 6 7 8 (+) Interest Expense, net 3 3 3 3 4 4 6 (+) Emerging Markets (6) 1 1 1 1 0 1 0 (+) Income Tax (Benefit) Expense 2 6 4 3 5 7 5 (+) Loss on Debt Extinguishment – – – 1 – – – Adjusted EBITDA 26 43 38 33 35 43 41 Three Months Ended Three Months Ended September 30, 2021 2022 Debt, net of current maturities 310 498 (+) Current maturities of debt 18 23 (-) Cash and cash equivalents (180) (212) Net Debt 148 309